COMMITMENTS AND CONTINGENCIES	9 Months Ended
Sep. 29, 2012
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

10.            COMMITMENTS AND CONTINGENCIES

Acquisition

On July 13, 2012, the Company announced that Kate Spade, LLC exercised, on a conditional basis, an option to acquire the remaining 51.0% interest in KSJ from Sanei. The exercise of the option is subject to the satisfaction of a number of conditions, including completion of financial and other due diligence and the execution of a mutually satisfactory joint venture termination agreement. If the conditions are satisfied, the resulting purchase is expected to be completed in the fourth quarter of 2012. The expected purchase price, including debt repayment and related transaction fees, is estimated to be between $45.0 and $50.0 million. Any purchase will be funded by a portion of the net proceeds from the Company’s issuance of Additional Notes in June 2012, together with cash on hand.

Buying/Sourcing

During the first quarter of 2009, the Company entered into an agreement with Hong Kong-based, global consumer goods exporter Li & Fung Limited (“Li & Fung”), whereby Li & Fung was appointed as the Company’s buying/sourcing agent for all of the Company’s brands and products (other than jewelry) and the Company received a payment of $75.0 million at closing and an additional payment of $8.0 million in the second quarter of 2009 to offset specific, incremental, identifiable expenses associated with the transaction. The Company’s agreement with Li & Fung provides for a refund of a portion of the closing payment in certain limited circumstances, including a change of control of the Company, the divestiture of any current brand, or certain termination events. The Company is also obligated to use Li & Fung as its buying/sourcing agent for a minimum value of inventory purchases each year through the termination of the agreement in 2019. The 2009 licensing arrangements with JCPenney in the US and Puerto Rico and QVC, Inc. (“QVC”) resulted in the removal of buying/sourcing for a number of LIZ CLAIBORNE branded products sold under these licenses from the Li & Fung buying/sourcing arrangement. As a result, under its agreement with Li & Fung, the Company refunded $24.3 million of the closing payment received from Li & Fung in the second quarter of 2010. The 2011 sales of the KENSIE, KENSIE GIRL and MAC & JAC trademarks resulted in the removal of buying/sourcing for such products sold from the Li & Fung buying/sourcing arrangement. As a result, under its agreement with Li & Fung, the Company refunded $1.8 million of the closing payment received from Li & Fung in the second quarter of 2012. In addition, the Company’s agreement with Li & Fung is not exclusive; however, the Company is required to source a specified percentage of product purchases from Li & Fung.

Leases

In connection with the disposition of the LIZ CLAIBORNE Canada retail stores, the LIZ CLAIBORNE branded outlet stores in the US and Puerto Rico and MEXX Canada retail stores (see Note 1 – Basis of Presentation), an aggregate of 153 store leases were assigned to third parties, for which the Company remains secondarily liable for the remaining obligations on 135 such leases. As of September 29, 2012, the future aggregate payments under these leases amounted to $203.1 million and extended to various dates through 2025.

Other

In the second quarter of 2011, the Company initiated actions to close its Ohio distribution center, which will result in the termination of all or a significant portion of its union employees (see Note 11 – Streamlining Initiatives). During the third quarter of 2011, the Company ceased contributing to a union-sponsored multi-employer defined benefit pension plan (the “Fund”), which is regulated by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). Under ERISA, cessation of employer contributions to a multi-employer defined benefit pension plan is likely to trigger an obligation by such employer for a “withdrawal liability” to such plan, with the amount of such withdrawal liability representing the portion of the plan’s underfunding allocable to the withdrawing employer. The Company incurred such a liability in the second quarter of 2011 and recorded a $17.6 million charge to SG&A related to its estimate of the withdrawal liability. Under applicable statutory rules, this withdrawal liability is payable over a period of time, and the Company previously estimated that it would pay such liability in equal quarterly installments over a period of eight to 12 years, with payments commencing in 2012. In February 2012, the Company was notified by the Fund that the Fund calculated the total withdrawal liability to be $19.1 million, a difference of approximately $1.5 million, and that 17 quarterly payments of $1.2 million would commence on March 1, 2012, and continue for four years, with a final payment of $1.0 million on June 1, 2016.

The Company’s initiative to outsource its distribution function and close the Ohio distribution center has encountered delays, and the Company expects to continue to ship a portion of its merchandise from the Ohio distribution center past the end of the 2012 fiscal year.

In June 2011, the Company entered into an agreement with Globalluxe Kate Spade HK Limited (“Globalluxe”) to, among other things, reacquire the existing KATE SPADE businesses in Southeast Asia from Globalluxe (see Note 13 – Additional Financial Information).

On June 27, 2012, the Company received notification of Gores’ calculation of the working capital adjustments related to the MEXX Transaction, pursuant to the terms of the agreement. The Company has disputed such calculation and has notified Gores that the adjustment should result instead in a payment to the Company. The Company does not expect that any amount that may be payable to Gores related to such adjustments will have a material adverse effect on its financial position, results of operations, liquidity or cash flows.

The Company is a party to several pending legal proceedings and claims. Although the outcome of any such actions cannot be determined with certainty, management is of the opinion that the final outcome of any of these actions should not have a material adverse effect on the Company’s financial position, results of operations, liquidity or cash flows (see Notes 8 and 21 of Notes to Consolidated Financial Statements in the Company’s 2011 Annual Report on Form 10-K and Notes 10 and 17 of Notes to Condensed Consolidated Financial Statements in the Company’s June 30, 2012 Quarterly Report on Form 10-Q).